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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2003


                        Atlantic Liberty Financial Corp.
                  ---------------------------------------------

  Delaware                            000-49967                      16-1615014
  --------                            ---------                      ----------


                     186 Montague Street, Brooklyn, New York
                  ---------------------------------------------
                                 (718) 855-3555


                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 1.   Not Applicable

Item 2.   Not applicable.
Item 3.   Not applicable.

Item 4.   Not applicable.

Item 5.   Not applicable.

Item 6.   Not Applicable.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  No financial statements of businesses acquired are required.

          (b)  No pro forma financial information is required.

          (c) Attached is Atlantic Liberty Financial Corp. news release announcing its March 31, 2003 quarter and year end earnings.

Item 8.   Not applicable.

Item 9.   REGULATION FD DISCLOSURE Information provided pursuant to Item 12

          The Company announced its March 31, 2003 financial results by release. The press release is included as an exhibit.

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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ATLANTIC LIBERTY FINANCIAL CORP.


DATE:  May 9, 2003                     By: /s/ Barry M. Donohue
                                          -------------------------------------
                                          Barry M. Donohue
                                          President and Chief Executive Officer






















FOR IMMEDIATE RELEASE
May 9, 2003